UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A
Amendment No. 1

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (Date of earliest event reported) February 7, 2005 (November 19, 2004)

AFLAC Incorporated

(Exact name of Registrant as specified in its charter)

GEORGIA	001-07434	58-1167100
(State or other jurisdiction	(Commission	(IRS Employer Identification No.)
of incorporation)	File Number)

1932 Wynnton Road, Columbus, Georgia		31999
(Address of principal executive offices)		(Zip Code)

Registrant's telephone number, including area code: 706.323.3431

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

     This Current Report on Form 8-K/A amends and supplements the Current Report on Form 8-K filed by AFLAC Incorporated on November 19, 2004 to amend certain information contained in Item 5.02 of the initially filed Current Report relating the terms of employment of Mssrs. Kan and Amos.
ITEM 1.01	ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

     The material terms and conditions of our employment agreements with Mssrs. Kan and Amos, effective January 1, 2005 are set forth in Item 5.02 below and incorporated herein by reference.

ITEM 5.02	DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS

     (c)(3)  On February 1, 2005, the Company executed an amendment to its employment agreement with Mr. Akitoshi Kan, Chairman of AFLAC International. The amendment, which is effective January 1, 2005, amends Mr. Kan's previous employment agreement dated April 1, 2001 to reflect the change in his purpose and employment, duties and the performance thereof. The other provisions of Mr. Kan's 2001 employment agreement remain unchanged. Mr. Kan's 2001 employment agreement has a three-year term, unless extended or terminated. It also includes a provision for automatic one-year extensions, if not terminated sooner. Mr. Kan's 2001 employment agreement provides for an annual base salary of $325,000, which may be increased annually by the chief executive officer. He is eligible to receive performance bonus compensation with a minimum target level of 75% of base salary. He is also eligible to receive additional discretionary bonuses approved by the chief executive officer or the board of directors. Mr. Kan may be awarded stock options under plans for selected key employees and directors. The employment agreement contains confidentiality, non-compete and change-in-control provisions and may be terminated at-will by either party. This description of Mr. Kan's employment agreement and the amendment thereto is qualified in its entirety by reference to the full text of the employment agreement and the amendment thereto attached hereto as Exhibit 10.1 and incorporated by reference herein.

     On February 1, 2005, the Company entered into an employment agreement with Mr. Paul S. Amos II, Executive Vice President, AFLAC U.S. Operations, effective January 1, 2005. The agreement has a three-year term, unless extended or terminated. It also includes a provision for automatic one-year extensions, if not terminated sooner. Mr. Amos's employment agreement provides for an annual base salary of $350,000, which may be increased annually by the compensation committee of the board of directors. He is eligible to receive performance bonus compensation with a minimum target level of 75% of base salary. He is also eligible to receive additional discretionary bonuses approved by the chief executive officer or the board of directors. Mr. Amos may be awarded stock options under plans for selected key employees and directors. The employment agreement contains confidentiality, non-compete and change-in-control provisions and may be terminated at-will by either party. This description of Mr. Amos' employment agreement is qualified in its entirety by reference to the full text of the employment agreement attached hereto as Exhibit 10.2 and incorporated by reference herein.

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS
(c)	Exhibits.

	10.1	-	AFLAC Incorporated Employment Agreement with Akitoshi Kan, dated April 1, 2001, and the amendment thereto dated February 1, 2005.

	10.2	-	AFLAC Incorporated Employment Agreement with Paul S. Amos II, dated January 1, 2005.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AFLAC Incorporated

February 7, 2005	/s/ Ralph A. Rogers, Jr.

(Ralph A. Rogers, Jr.)
Senior Vice President, Financial Services
Chief Accounting Officer

EXHIBIT INDEX
10.1	-	AFLAC Incorporated Employment Agreement with Akitoshi Kan, dated April 1, 2001, and the amendment thereto dated February 1, 2005.

10.2	-	AFLAC Incorporated Employment Agreement with Paul S. Amos II, dated January 1, 2005.